Exhibit 21.1

Subsidiaries of Strategic Hotels & Resorts Inc.

Name of Subsidiary	Jurisdiction of Formation/ Incorporation

Banian Finance S.a.r.l.	Luxembourg
Bohus Verwaltung, BV	Netherlands
BSK Del Partner LP	Delaware
BSK del Partners, LLC	Delaware
BSK Mezz 3, LLC	Delaware
BSK Mezz 2, LLC	Delaware
BSK Mezz 1, LLC	Delaware
DTRS Columbus Drive, L.L.C.	Delaware
DTRS Essex House, LLC	Delaware
DTRS Essex House Holdings, LLC	Delaware
DTRS Essex House Mezz, LLC	Delaware
DTRS Half Moon Bay, LLC	Delaware
DTRS Intercontinental Miami, LLC	Delaware
DTRS Jackson Hole, LLC	Delaware
DTRS Laguna, LLC	Delaware
DTRS Lincolnshire, LLC	Delaware
DTRS Michigan Avenue/Chopin Plaza L.P.	Delaware
DTRS Michigan Avenue/Chopin Plaza Sub, LLC	Delaware
DTRS Michigan Avenue/Chopin Plaza, LLC	Delaware
DTRS North Beach Del Coronado, LLC	Delaware
DTRS Palo Alto, LLC	Delaware
DTRS Santa Monica, LLC	Delaware
DTRS Scottsdale, LLC	Delaware
DTRS Spa Columbus Drive, LLC	Delaware
DTRS St. Francis, LLC	Delaware
DTRS Washington, LLC	Delaware
ENO St. Francis, LLC	Delaware
FMT Scottsdale Holdings, LLC	Delaware
FMT Scottsdale Mezzanine, LLC	Delaware
FMT Scottsdale Owner, LLC	Delaware
HdC DC Corporation	Delaware
HdC Holdings, Inc.	Delaware
HdC Management Co., LLC	Delaware
HdC Mezz 5 GP, LLC	Delaware
HdC Mezz 5 Partners, LP	Delaware
HdC Mezz 4 GP, LLC	Delaware
HdC Mezz 4 Partners, LP	Delaware

Name of Subsidiary	Jurisdiction of Formation/ Incorporation

HdC North Beach Development, LLLP	Delaware
HdC North Beach Real Estate Company	Delaware
Hotel del Coronado, LP	Delaware
Hotel del Tenant Corp.	Delaware
Intercontinental Florida Limited Partnership	Delaware
Lomar Hotel Company Limited	United Kingdom
Lomar Holding UK, Ltd.	United Kingdom
LSAC 2017, LLC	Delaware
New Aventine, LLC	Delaware
New Aventine Mezzanine I, Inc.	Delaware
New Aventine Mezzanine, LLC	Delaware
New DTRS La Jolla, LLC	Delaware
New DTRS Michigan Avenue LLC	Delaware
New Santa Monica Beach Hotel, LLC	Delaware
Ocean Front Walk Infill, LLC	Delaware
Punta Mita Resort, S. de R.L. de C.V.	Mexico
Punta Mita TRS, S. de R. L. de C.V.	Mexico
Santa Barbara Punta Mita Desarrollos, S. de R.L. de C.V.	Mexico
Santa Barbara US, LP	Delaware
SB Hotel, S. de R.L. de C.V.	Mexico
SB Villas S. de R.L. de C.V.	Mexico
SBA Villas, LLC	Delaware
SHC Asset Management, LLC	Delaware
SHC Aventine II, LLC	Delaware

Name of Subsidiary	Jurisdiction of Formation/ Incorporation
SHC Chopin Plaza, LLC	Delaware
SHC Chopin Plaza Holdings, LLC	Delaware
SHC Chopin Plaza Holdings Sub, LLC	Delaware
SHC Chopin Plaza Mezzanine I, LLC	Delaware
SHC Chopin Plaza Mezzanine II, LLC	Delaware
SHC Columbus Drive, L.L.C.	Delaware
SHC del Coronado, LLC	Delaware
SHC del LP, LLC	Delaware
SHC del GP, LLC	Delaware
SHC DTRS, Inc.	Delaware
SHC Europe, LLC	Delaware
SHC Half Moon Bay Mezzanine, LLC	Delaware
SHC Half Moon Bay, LLC	Delaware
SHC Holdings, LLC	Delaware
SHC Hotel Nayarit, S. de R.L. de C.V.	Mexico
SHC Laguna, LLC	Delaware
SHC Laguna Niguel I, LLC	Delaware
SHC Lincolnshire, LLC	Delaware
SHC Mexico Holdings, LLC	Delaware
SHC Mexico Lender, LLC	Delaware
SHC Michigan Avenue Mezzanine, LLC	Delaware
SHC Michigan Avenue, LLC	Delaware
SHC New Orleans, LLC	Delaware
SHC Property Acquisition, LLC	Delaware
SHC Residence Club II, LLC	Delaware
SHC Residence Club S. de R.L. de C.V.	Mexico
SHC Residence Club, LLC	Delaware
SHC Residences Nayarit, S. de R.L. de C.V.	Delaware

Name of Subsidiary	Jurisdiction of Formation/ Incorporation

SHC Santa Fe S. de R.L. de C.V.	Mexico
SHC Santa Monica Beach Hotel III, LLC	Delaware
SHC Solana Mexico S. de R.L. de C.V.	Mexico
SHC St. Francis, LLC	Delaware
SHC Washington, LLC	Delaware
SHCI Santa Monica Beach Hotel, LLC	Delaware
SHR Advisory, LLC	Delaware
SHR Advisory II, LLC	Delaware
SHR Class B, LLC	Delaware
SHR Del Partners, LP	Delaware
SHR Essex House, LLC	Delaware
SHR Essex House Condominiums, LLC	Delaware
SHR Essex House Condominiums Holdings, LLC	Delaware
SHR Essex House Condominiums Mezz, LLC	Delaware
SHR Essex House Holdings, LLC	Delaware
SHR Essex House Mezz, LLC	Delaware
SHR Finance, LLC	Delaware
SHR FPH Investor, LLC	Delaware
SHR Grosvenor Square, LLC	Delaware
SHR Grosvenor Square S.a.r.l.	Luxembourg
SHR Jackson Hole, LLC	Delaware
SHR Palo Alto, LLC	Delaware
SHR Prague Holding, LLC	Delaware
SHR Prague Praha, B.V.	Netherlands
SHR Prague Praha, L.L.C.	Delaware
SHR Retail, LLC	Delaware
SHR Scottsdale Investor, LLC	Delaware
SHR St. Francis, LLC	Delaware
Strategic Hotel Capital Prague, a.s.	Czech Republic
Strategic Hotel Funding, LLC	Delaware
Walton/SHR FPH Holdings, LLC	Delaware
Walton/SHR FPH Mezzanine, LLC	Delaware
Walton/SHR FPH, LLC	Delaware